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                                                                    Exhibit 23.4
                                                                    ------------



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of AnswerThink Consulting Group, Inc. of our report dated May 21, 1999, relating to the financial statements of CFT Consulting, Inc., which appeared in AnswerThink Consulting Group, Inc.'s Current Report on Form 8-K dated September 13, 1999.



/s/ Eaton Honick Pellegrino & McFarland, P.A.


Sarasota, Florida
September 24, 1999